===============================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 31, 2001


                            SOUTHWEST GAS CORPORATION
             (Exact name of registrant as specified in its charter)


               California                     1-7850             88-0085720
    (State or other jurisdiction of        (Commission        (I.R.S. Employer
     incorporation or organization)        File Number)      Identification No.)

        5241 Spring Mountain Road
         Post Office Box 98510
           Las Vegas, Nevada                                     89193-8510
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (702) 876-7237


================================================================================

Item 9.    Regulation FD Disclosure

On July 31, 2001, Southwest Gas Corporation (the Company) released summary financial information to the general public, including the investment community, regarding the Company's operating performance and financial position for the quarter ended June 30, 2001. The financial information released is included herein. The following information is summary in nature and should not be considered complete financial statements.

                                                     SOUTHWEST GAS CORPORATION
                                                   SUMMARY STATEMENTS OF INCOME
                                             (In thousands, except per share amounts)
                                                           (Unaudited)

                                                                    SIX MONTHS ENDED                    TWELVE MONTHS ENDED
                                                                        JUNE 30,                               JUNE 30,
                                                           ----------------------------------    ---------------------------------
                                                                  2001              2000                2001              2000
----------------------------------------------------------------------------------------------------------------------------------
Gas operating revenues                                       $   673,516        $   424,964        $ 1,119,263        $   770,330
Net cost of gas sold                                             409,169            193,694            610,186            316,000
----------------------------------------------------------------------------------------------------------------------------------
Operating margin                                                 264,347            231,270            509,077            454,330
Operations and maintenance expenses                              124,261            113,667            241,769            225,981
Depreciation, amortization, and general taxes                     68,381             61,948            130,941            119,738
----------------------------------------------------------------------------------------------------------------------------------
Operating income                                                  71,705             55,655            136,367            108,611
Net interest deductions                                           39,528             32,885             75,535             65,419
Preferred securities distribution                                  2,738              2,738              5,475              5,475
----------------------------------------------------------------------------------------------------------------------------------
Pretax utility income                                             29,439             20,032             55,357             37,717
Utility income tax expense                                        11,216              6,034             18,796             11,243
----------------------------------------------------------------------------------------------------------------------------------
Net utility income                                                18,223             13,998             36,561             26,474
Other income (expense), net                                        2,741               (583)             4,896               (275)
----------------------------------------------------------------------------------------------------------------------------------
Contribution to net income - gas operations                       20,964             13,415             41,457             26,199

Contribution to net income - construction services                 1,705              2,054              4,054              3,910
----------------------------------------------------------------------------------------------------------------------------------
Net income                                                   $    22,669        $    15,469        $    45,511        $    30,109
==================================================================================================================================

Earnings per share - gas operations                          $      0.66        $      0.43        $      1.30        $      0.84

Earnings per share - construction services                          0.05               0.07               0.13               0.13
----------------------------------------------------------------------------------------------------------------------------------
Basic earnings per share                                     $      0.71        $      0.50        $      1.43        $      0.97
==================================================================================================================================
Diluted earnings per share                                   $      0.70        $      0.49        $      1.42        $      0.96
==================================================================================================================================

Average outstanding common shares                                 31,911             31,215             31,717             31,100

Average shares outstanding (assuming dilution)                    32,172             31,384             31,967             31,325

                                            See Notes to Summary Financial Statements.

                                                      SOUTHWEST GAS CORPORATION
                                                    SUMMARY STATEMENTS OF INCOME
                                              (In thousands, except per share amounts)
                                                             (Unaudited)

                                                       THREE MONTHS ENDED         SIX MONTHS ENDED        TWELVE MONTHS ENDED
                                                            JUNE 30,                  JUNE 30,                  JUNE 30,
                                                     -----------------------  -----------------------   -----------------------
                                                         2001         2000         2001         2000          2001         2000
                                                     -----------  -----------  -----------  -----------   ------------ -----------
Gas operating revenues                                $ 226,296    $ 157,885    $ 673,516    $ 424,964     $1,119,263   $ 770,330
Net cost of gas sold                                    129,462       70,190      409,169      193,694        610,186     316,000
                                                     -----------  -----------  -----------  -----------   ------------ -----------
Operating margin                                         96,834       87,695      264,347      231,270        509,077     454,330
Operations and maintenance expenses                      64,051       56,340      124,261      113,667        241,769     225,981
Depreciation, amortization, and general taxes            34,018       30,859       68,381       61,948        130,941     119,738
                                                     -----------  -----------  -----------  -----------   ------------ -----------
Operating income (loss)                                  (1,235)         496       71,705       55,655        136,367     108,611
Net interest deductions                                  19,753       16,498       39,528       32,885         75,535      65,419
Preferred securities distribution                         1,369        1,369        2,738        2,738          5,475       5,475
                                                     -----------  -----------  -----------  -----------   ------------ -----------
Pretax utility income (loss)                            (22,357)     (17,371)      29,439       20,032         55,357      37,717
Utility income tax                                       (8,567)      (7,335)      11,216        6,034         18,796      11,243
                                                     -----------  -----------  -----------  -----------   ------------ -----------
Net utility income (loss)                               (13,790)     (10,036)      18,223       13,998         36,561      26,474
Other income (expense), net                               1,425         (913)       2,741         (583)         4,896        (275)
                                                     -----------  -----------  -----------  -----------   ------------ -----------
Contribution to net income (loss) - gas operations      (12,365)     (10,949)      20,964       13,415         41,457      26,199
Contribution to net income - construction services        1,225        1,220        1,705        2,054          4,054       3,910
                                                     -----------  -----------  -----------  -----------   ------------ -----------
Net income (loss)                                     $ (11,140)   $  (9,729)   $  22,669    $  15,469     $   45,511   $  30,109
                                                     ===========  ===========  ===========  ===========   ============ ===========
Earnings (loss) per share - gas operations            $   (0.39)   $   (0.35)   $    0.66    $    0.43     $     1.30   $    0.84
Earnings per share - construction services                 0.04         0.04         0.05         0.07           0.13        0.13
                                                     -----------  -----------  -----------  -----------   ------------ -----------
Basic earnings (loss) per share                       $   (0.35)   $   (0.31)   $    0.71    $    0.50     $     1.43   $    0.97
                                                     ===========  ===========  ===========  ===========   ============ ===========
Diluted earnings (loss) per share                     $   (0.35)   $   (0.31)   $    0.70    $    0.49     $     1.42   $    0.96
                                                     ===========  ===========  ===========  ===========   ============ ===========

Average outstanding common shares                        32,000       31,289       31,911       31,215         31,717      31,100
Average shares outstanding (assuming dilution)          --           --            32,172       31,384         31,967      31,325



The summary statements of income have been prepared by Southwest Gas Corporation (the Company)using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles
(GAAP). However, it produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.


                                                    SOUTHWEST GAS CORPORATION
                                                      SUMMARY BALANCE SHEET
                                                         AT JUNE 30, 2001
                                                          (In thousands)
                                                            (Unaudited)

ASSETS
UTILITY PLANT
 Gas plant, net of accumulated depreciation                                               $    1,702,195
 Construction work in progress                                                                    43,434
                                                                                         ----------------
   Net utility plant                                                                           1,745,629
                                                                                         ----------------
OTHER PROPERTY AND INVESTMENTS
  Investment in construction services subsidiary                                                  33,940
  Other                                                                                           47,853
                                                                                         ----------------
   Total other property and investments                                                           81,793
                                                                                         ----------------
CURRENT AND ACCRUED ASSETS
  Cash, working funds and temporary cash investments                                               6,142
  Receivables - less reserve of $1,953 for uncollectibles                                         84,960
  Accrued utility revenue                                                                         24,973
  Deferred purchased gas costs                                                                   133,069
  Other                                                                                           29,843
                                                                                         ----------------
    Total current and accrued assets                                                             278,987
                                                                                         ----------------
DEFERRED DEBITS
  Unamortized debt expense                                                                        18,216
  Other deferred debits                                                                           27,999
                                                                                         ----------------
   Total deferred debits                                                                          46,215
                                                                                         ----------------
   TOTAL ASSETS                                                                           $    2,152,624
                                                                                         ================

CAPITALIZATION AND LIABILITIES
CAPITALIZATION
  Common stockholders' equity
   Common stock equity, $1 par, 32,134 shares outstanding                                 $      496,147
   Retained earnings                                                                              55,506
                                                                                         ----------------
     Total common stockholders' equity                                                           551,653               33.0 %
  Preferred securities of Southwest Gas Capital I, 9.125%                                         60,000                3.6
  Long-term debt including current maturities - NOTE 2                                         1,060,256               63.4
                                                                                         ----------------     ----------------
     Total capitalization                                                                      1,671,909              100.0 %
                                                                                         ----------------     ================
CURRENT AND ACCRUED LIABILITIES
 Accounts payable                                                                                 73,575
 Customer deposits                                                                                29,107
 Taxes accrued (including income taxes)                                                            8,396
 Deferred taxes                                                                                   43,867
 Other                                                                                            47,351
                                                                                         ----------------
  Total current and accrued liabilities                                                          202,296
                                                                                         ----------------
DEFERRED CREDITS
 Deferred investment tax credits                                                                  15,102
 Deferred income taxes                                                                           187,062
 Other                                                                                            76,255
                                                                                         ----------------
   Total deferred credits                                                                        278,419
                                                                                         ----------------
   TOTAL CAPITALIZATION AND LIABILITIES                                                   $    2,152,624
                                                                                         ================


                                            See Notes to Summary Financial Statements.



                                                    SOUTHWEST GAS CORPORATION
                                                 SUMMARY STATEMENT OF CASH FLOWS
                                                  SIX MONTHS ENDED JUNE 30, 2001
                                                          (In thousands)
                                                            (Unaudited)

CASH FLOWS FROM OPERATIONS:
  Net income                                                              $    22,669
  Adjustments to reconcile net income to net
   cash provided by operating activities:
    Depreciation and amortization                                              51,442
    Change in receivables and payables                                          7,697
    Change in gas cost related balancing items                                (41,005)
    Change in accrued taxes                                                    21,586
    Change in deferred taxes                                                   (5,239)
    Allowance for funds used during construction                               (1,115)
    Other                                                                       2,896
                                                                         -------------

    Net cash provided by operating activities                                  58,931
                                                                         -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Construction expenditures                                                   (109,985)
 Other                                                                         (1,740)
                                                                         -------------

   Net cash used in investing activities                                     (111,725)
                                                                         -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Net proceeds from stock issuances                                              8,675
 Dividends paid                                                               (13,071)
 Change in notes payable                                                     (131,000)
 Long-term debt issuances, net                                                179,686
                                                                         -------------

   Net cash provided by financing activities                                   44,290
                                                                         -------------

Change in cash and temporary cash investments                                  (8,504)
Cash at beginning of period                                                    14,646
                                                                         -------------

Cash at end of period                                                     $     6,142
                                                                         =============

SUPPLEMENTAL INFORMATION:
Interest paid, net of amounts capitalized                                 $    33,758
Income taxes, net of refunds                                              $    (3,719)

                                            See Notes to Summary Financial Statements.



                                                     SOUTHWEST GAS CORPORATION
                                               NOTES TO SUMMARY FINANCIAL STATEMENTS
                                                           (In thousands)
                                                             (Unaudited)



NOTE 1 - BASIS OF PRESENTATION:

  The summary financial statements have been prepared by Southwest Gas
  Corporation (the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted. The summary financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

NOTE 2 - LONG-TERM DEBT:

 Revolving credit facility, variable rate                                                                           $   179,000
 Debentures and notes:
   Debentures, 9.75% series F, due 2002                                                                                 100,000
   Debentures, 7.50% series, due 2006                                                                                    75,000
   Debentures, 8% series, due 2026                                                                                       75,000
   Notes, 8.375%, due 2011                                                                                              200,000
   Medium-term notes, 7.59% series, due 2017                                                                             25,000
   Medium-term notes, 7.75% series, due 2005                                                                             25,000
   Medium-term notes, 7.78% series, due 2022                                                                             25,000
   Medium-term notes, 7.92% series, due 2027                                                                             25,000
   Medium-term notes, 6.89% series, due 2007                                                                             17,500
   Medium-term notes, 6.76% series, due 2027                                                                              7,500
   Medium-term notes, 6.27% series, due 2008                                                                             25,000
 Industrial development revenue bonds:
   Variable-rate bonds, Series A, due 2028                                                                               50,000
   7.30% 1992 Series A, due 2027                                                                                         30,000
   7.50% 1992 Series B, due 2032                                                                                        100,000
   6.50% 1993 Series A, due 2033                                                                                         75,000
   6.10% 1999 Series A, due 2038                                                                                         12,410
   Variable-rate bonds, 1999 Taxable Series B, due 2038                                                                   8,270
   5.95% 1999 Series C, due 2038                                                                                         14,320
 Unamortized discount on long-term debt                                                                                  (8,744)
                                                                                                                   -------------

 TOTAL LONG-TERM DEBT                                                                                               $ 1,060,256
                                                                                                                   =============

 ESTIMATED CURRENT MATURITIES                                                                                       $   279,000
                                                                                                                   =============



                                                     SOUTHWEST GAS CORPORATION
                                                     SELECTED STATISTICAL DATA
                                                           JUNE 30, 2001


FINANCIAL STATISTICS
Market value to book value per share at quarter end                     138%
Twelve months to date return on equity  -- total company                8.5%
                                        -- gas segment                  8.1%
Common stock dividend yield at quarter end                              3.5%

GAS OPERATIONS SEGMENT
                                                                                                       Authorized
                                                                   Authorized      Authorized           Return on
                                                                   Rate Base        Rate of              Common
Rate Jurisdiction                                               (In thousands)      Return               Equity
--------------------------------                               ---------------   ---------------    ---------------
Arizona (1)                                                      $  541,104           9.38 %            11.25 %
Southern Nevada (1)                                                 237,165           9.50              11.55
Northern Nevada (1)                                                  63,986           9.67              11.55
Southern California                                                  69,486           9.94              11.35
Northern California                                                  28,849          10.02              11.35
Paiute Pipeline Company (1)                                          75,059           9.69              11.60

 (1) Estimated amounts based on rate case settlements.


SYSTEM THROUGHPUT BY CUSTOMER CLASS                                    SIX MONTHS ENDED                  TWELVE MONTHS ENDED
                                                                           JUNE 30,                            JUNE 30,
                                                               -------------------------------    -------------------------------
                       (In dekatherms)                              2001             2000               2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Residential                                                      40,253,470       34,646,987         62,744,237     53,046,169
Small commercial                                                 17,070,378       15,435,918         28,901,749     26,081,514
Large commercial                                                  4,216,649        3,123,192          7,484,295      5,796,083
Industrial / Other                                               14,251,649        7,393,871         26,829,249     16,004,040
Transportation                                                   65,119,495       65,245,934        148,143,616    127,310,256
---------------------------------------------------------------------------------------------------------------------------------
Total system throughput                                         140,911,641      125,845,902        274,103,146    228,238,062
=================================================================================================================================


HEATING DEGREE DAY COMPARISON
---------------------------------------------------------------------------------------------------------------------------------
Actual                                                            1,454            1,207              2,182          1,702
Ten-year average                                                  1,365            1,373              1,984          1,985
=================================================================================================================================


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           SOUTHWEST GAS CORPORATION



Date:  July 31, 2001                          /s/ ROY R. CENTRELLA
                                 ----------------------------------------------
                                               Roy R. Centrella
                                                  Controller